                                                                   EXHIBIT 3.121

                         [STATE OF NORTH CAROLINA LOGO]

                             STATE OF NORTH CAROLINA
                      DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                            ARTICLES OF INCORPORATION

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

        the original of which was filed in this office on the 2nd day of March, 1970.

                                    IN WITNESS WHEREOF, I have hereunto set my
        [LOGO] hand and affixed my official seal at the City of Raleigh, this 5th day of August, 2003.

                                           /s/ Elaine F. Marshall
                                     --------------------------------------
                                               Secretary of State

                                  Page: 1 of 4

                            ARTICLES OF INCORPORATION

                                       of

                         U-HAUL CO. OF WESTERN CAROLINAS

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of North Carolina.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF WESTERN CAROLINAS.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, seal-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of North Carolina upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of North Dakota.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($ 10.00) Dollars each, or a total capitalization of Fifty Thousand ($ 50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages

                                  Page: 2 of 4
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o C. T. Corporation System, 111 Corcoran Street, Durham, County of Durham, North Carolina, and the name of the registered agent at said address is C. T. Corporation System.

                                  ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

         Bill H. Fulcher        9136 Wilkinson Boulevard
                                Charlotte, North Carolina 28208

         Wayne N. Smith         9136 Wilkinson Boulevard
                                Charlotte, North Carolina 28208

         James R. Mosris        9136 Wilkinson Boulevard
                                Charlotte, North Carolina 28208

                                  ARTICLE VIII

     The name and address of each incorporator is as follows:

         David L. Helsten       2727 North Central Avenue
                                Phoenix, Arizona 85004

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of February, 1970.

                                            /s/ David L. Helsten
                                            ------------------------------------
                                            David L. Helsten

STATE OF ARIZONA      )
                      ) ss:
COUNTY OF MARICOPA    )

         On this 27th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 27th day of February, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
                                          Residing at Tempe, Arizona
                                          My Commission expires August 13, 1972

                                  Page: 3 of 4

STATE OF NORTH CAROLINA    )
                           ) ss.
COUNTY OF BUNCOMBE         )

         This is to certify that on this the 14th day of October, 1970, personally appeared before me BILL H. FULCHER and JAMES R. MORRIS, each of whom, being by me first duly sworn, deposes and says that he signed the foregoing Articles of Amendment in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.

                                                     /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                      Notary Public

My Commission expires: Oct. 24, 1970

         (NOTARIAL SEAL)

Page two of two pages

                                  Page: 4 of 4

                             STATE OF NORTH CAROLINA

(SEAL)                 DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                              ARTICLES OF AMENDMENT

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

the original of which was filed in this office on the 16th day of October, 1970.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed my official seal at the
                                    City of Raleigh, this 5th day of August,
                                    2003

                                                /s/ Elaine F. Marshall
(SEAL)                                          ------------------------
                                                  Secretary of State

                                  Page: 1 of 3

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                         U-HAUL CO. OF WESTERN CAROLINAS

STATE OF NORTH CAROLINA   )
                          ) ss.
COUNTY OF BUNCOMBE        )

         BILL H. FULCHER and JAMES R. MORRIS being first duly sworn, upon their oath depose and say;

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF WESTERN CAROLINAS.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Ashville, North Carolina on August 12, 1970, the following resolution was adopted:

                  "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

                           "The name of this corporation is AMERCO MARKETING CO. OF WESTERN CAROLINAS."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Ashville, North Carolina on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                                        /s/ Bill H. Fulcher
                                                 ------------------------------
                                                           President

(CORPORATE SEAL)

       /s/ James R. Morris
------------------------------
         Secretary

Page 1 of Two Pages

                                  Page: 2 of 3

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of North Carolina

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of

                                     North Carolina

2. The name of the corporation, to which this consent is given and which is about to be organized under the laws of this State is:

                            U-HAUL CO. OF WESTERN CAROLINAS

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 24th day of January, 1970.

                                                 U-HAUL CO.

                                                 By: /s/ J. W.  Kamphuis
                                                     ---------------------------
                                                                       President
ATTEST:

/s/ Marvin W. Edwards
----------------------------------
                         Secretary

STATE OF North Carolina   )
                          ) ss.
COUNTY OF Mecklenburg     )

         Before me, a Notary Public, personally appeared J. W. Kamphuis and Marvin W. Edwards, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 24th day of January, 1970.

My Commission Expires October 24, 1970

                                                        /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                         Notary Public

                                  Page: 3 of 3

                             STATE OF NORTH CAROLINA

(SEAL)                DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                              ARTICLES OF AMENDMENT

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

 the original of which was filed in this office on the 19th day of March, 1973.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed my official seal at the
                                    City of Raleigh, this 5th day of August,
                                    2003

                                              /s/ Elaine F. Marshall
                                              ----------------------
(SEAL)                                          Secretary of State

                                  Page: 1 of 3

                              ARTICLES OF AMENDMENT
                               TO THE CHARTER OF
                    AMERCO MARKETING CO. OF WESTERN CAROLINAS
                              (NAME OF CORPORATION)

         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55-108 of the General Statutes of North Carolina, hereby executes the following Articles of Amendment.

         1. Name of the corporation AMERCO MARKETING CO. OF WESTERN CAROLINAS

         2. At a regularly convened meeting of the shareholders of the corporation held on the 21st day of February, A.D. 1973, the following amendment to the charter of the corporation was adopted by vote of the shareholders:

                                    ARTICLE I

        "The name of the corporation is U-HAUL CO. OF WESTERN CAROLINAS."

         3. The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 500, and the number of shares entitled to vote thereon was 500. The designation of each class entitled to vote as a class on the adoption of said amendment or amendments, and the number of shares of each such class was as follows:

CLASS                               NUMBER OF SHARES
-----                               ----------------
Common                                    500

         4. The number of shares voted for amendment or amendments was 500; and the number of shares voted against the amendment or amendments was -0-. Voting within each class entitled to vote as a class was as follows:

                                    NUMBER OF SHARES VOTED
                                    ----------------------
CLASS                                FOR          AGAINST
-----                                ---          -------
Common                               500            -0-

         5. Any exchange, reclassification or cancellation of issued shares will be affected in the following manner: (to be completed when the amendment itself does not set forth the manner in which the same will be effected)

                  No Change

                                  Page: 2 of 3

         6. Any change in the stated capital of the corporation will be effected in the following manner: (Include statement, expressed in dollars, of the amount of stated capital as changed)

                  No Change

         7. Notice was given to shareholders containing the following statement informing them of dissenter's rights to payment:

            or : The amendment herein effected does not give rise to dissenter's right to payment : (Give brief explanation as to why no such rights arise)

         Dissenter's right to payment does not arise, this amendment is for name change only.

         IN TESTIMONY WHEREOF, THIS statement is signed by the President and Secretary this the 28th day of February, A.D. 1973.

                                                       /s/ Bill H. Fulcher
                                                 -------------------------------
                                                       President Bill H. Fulcher

                                                       /s/ James R. Morris
                                                 -------------------------------
                                                       Secretary James R. Morris

STATE OF North Carolina

COUNTY OF Mecklenburg

         This is to certify that on this the 23rd day of March, A.D 1973 personally appeared before me Bill M. Flucher and James R. Morris, each of whom, being by me first duly sworn, deposes and says that he signed the foregoing "Articles of Amendment" in the capacity indicated, that he was authorised so to sign, and that the statements therein contained are true.

                                                        /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                         Notary Public

My Commission expires May 23, 1977.

                                  Page: 3 of 3

                             STATE OF NORTH CAROLINA

(SEAL)                DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

   the original of which was filed in this office on the 18th day of December,
                                      1975.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed my official seal at the
                                    City of Raleigh, this 5th day of August,
                                    2003

                                               /s/ Elaine F. Marshall
                                               ----------------------
(SEAL)                                           Secretary of State

                                  Page: 1 of 9

                               ARTICLES OF MERGER

                                       OF

                      U-HAUL CO. OF CENTRAL NORTH CAROLINA

                                      INTO

                         U-HAUL CO. OF WESTERN CAROLINAS

                           UNDER SECTION 55-109 OF THE

                    NORTH CAROLINA BUSINESS CORPORATION ACT

         The Plan of Merger which is attached hereto and by reference incorporated herein was approved by the directors and the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of North Carolina.

         The number of shares outstanding, the number of shares entitled to vote upon such Plan of Merger, and the number of shares voted for and against such Plan as to each of the Constituent Corporations are as follows:

(1)      U-Haul Co. of Central North Carolina:

Number of Shares             Number of Shares               Number                 Number
  Outstanding                Entitled to Vote              Voted For            Voted Against
----------------             ----------------              ---------            -------------
     500                           500                        500                    NONE

(2)      U-Haul Co. of Western Carolinas:

Number of Shares             Number of Shares               Number                 Number
  Outstanding                Entitled to Vote              Voted For            Voted Against
----------------             ----------------              ---------            -------------
     500                           500                        500                    NONE

         Article I of the Articles of Incorporation of U-Haul Co. of Western Carolinas the Surviving Corporation, is hereby amended to read as follows:

                                   "ARTICLE I

                  The name of the corporation shall be U-Haul Co. of Western North Carolina."

         Executed this 9 day of Dec., 1975

                                  Page: 2 of 9

                                    SURVIVOR:   U-Haul Co. of Western Carolinas,
                                                a North Carolina corporation

                                                By: /s/ B. H. Fulcher
                                                    ---------------------------
                                                                      President

                                                By: /s/ [ILLEGIBLE]
                                                    ---------------------------
                                                                      Secretary

                                    ABSORBED:   U-Haul Co. of Central North
                                                Carolina, a North Carolina
                                                corporation

                                                By: /s/ James R. Morris
                                                    ---------------------------
                                                                      President

                                                By: /s/ [ILLEGIBLE]
                                                    ---------------------------
                                                                      Secretary

                                  Page: 3 of 9

                                 PLAN OF MERGER

         This Plan of Merger dated this 12th day of September, 1975, entered into by U-Haul Co. of Central North Carolina, Absorbed Corporation, and U-Haul Co. of Western Carolinas, Surviving Corporation, both North Carolina corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         1. This Plan of Merger was authorised and adopted by the Board of Directors and approved by the sole shareholder of each Constituent Corporation in accordance with the applicable laws of the State of North Carolina, in which each was formed.

         2. The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  a. All issued and outstanding shares of stock of Absorbed Corporations shall be cancelled.

                  b. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

         3. Article I of the Articles of Incorporation of U-Haul Co. of Western Carolinas, the Surviving Corporation, is hereby amended to read as follows:

                                   "ARTICLE I

                  The name of the corporation shall be U-Haul Co. of Western North Carolina."

         4. All the property, real and personal, causes of action and every other asset of each of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed; and the Absorbed Corporation hereby specifically assigns to the Surviving Corporation all right, title and interest in any and all U-Haul Dealership Contracts.

         5. The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability obligation due or to become due, claim or demand for any cause existing against any such corporation, officer or director thereof, shall be released or impaired by such merger. No action or proceeding, whether civil or criminal, then pending by or

                                  Page: 4 of 9
against any Constituent Corporation, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of any Constituent Corporation.

         6. If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record In the Surviving Corporation the title to any property or rights of the Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

         7. Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of North Carolina to consummate and make effective the merger subject, however, to the consent of their sole shareholder, and the directors of each Constituent Corporation are authorised and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         In Witness Whereof the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby execute this Plan of Merger this 12th day of September, 1975.

                                    SURVIVOR:   U-Haul Co. of Western Carolinas,
                                                a North Carolina corporation

                                                By /s/ B. H. Fulcher
                                                   -----------------------------
                                                                       President

                                                By /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                                       Secretary

                                                U-Haul Co. of Central North
                                                Carolina, a North Carolina
                                                corporation

                                                By /s/ James W. Morris
                                                   -----------------------------
                                                                       President

                                                By /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                                       Secretary

                                  Page: 5 of 9

STATE OF NORTH CAROLINA )
                        ) ss.
COUNTY OF               )

         On this the 9 day of Dec, 1975 before me, the undersigned Notary Public, appeared James R. Morris and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Central North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Notary Public

                                            My commission expires Sept 17, 1978

(NOTARIAL SEAL)

                                  Page: 6 of 9

STATE OF                  )
                          ) ss.
COUNTY OF                 )

         On this the 9 day of Dec., 1975 before me, the undersigned Notary Public, appeared James R. Morris and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Central North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Notary Public

                                            My commission expires Sept 17, 1978

(NOTARAL SEAL)

                                  Page: 7 of 9

STATE OF                  )
                          ) ss.
COUNTY OF                 )

         On this the 9 day of Dec, 1975 before me, the undersigned Notary Public, appeared B. H Fulcher and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western Carolinas, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Notary Public

                                            My commission expires Sept 17, 1978

(NOTARIAL SEAL)

                                  Page: 8 of 9

STATE OF NORTH CAROLINA   )
                          ) ss.
COUNTY OF                 )

         On this the 9 day of Dec, 1975 before me, the undersigned Notary Public, appeared B. H. Fulcher and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western Carolinas, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Notary Public

                                            My commission expires Sept 17, 1978

(NOTARIAL SEAL)

                                  Page: 9 of 9

                            STATE OF NORTH CAROLINA
(SEAL)               DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

  the original of which was filed in this office on the 12th day of May, 1986.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 5th day of August, 2003

                                             /s/ Elaine F. Marshall
                                             -----------------------------------
(SEAL)                                               Secretary of State

                                  Page: 1 of 9

                               ARTICLES OF MERGER

                                       FOR

                      U-HAUL CO. OF EASTERN NORTH CAROLINA

                                       AND

                      U-HAUL CO. OF WESTERN NORTH CAROLINA

         The Plan of Merger which is attached hereto and by reference Incorporated herein was approved by the directors and the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of North Carolina.

         The number of shares outstanding, the number of shares entitled to vote upon such Plan of Merger, and the number of shares voted for and against such Plan as to each of the Constituent Corporations are as follows:

                      U-HAUL CO. OF EASTERN NORTH CAROLINA

Number of Shares     Number of Shares      Number         Number
   Outstanding       Entitled to Vote     Voted for    Voted Against
  ------------       ----------------     ---------    -------------
     500                    500              500             -0

                     U-HAUL CO. OF WESTERN NORTH CAROLINA

Number of Shares     Number of Shares      Number          Number
 Outstanding         Entitled to Vote     Voted for     Voted Against
 -----------         ----------------     ---------     -------------
    500                    500               500            -0

         Article I of the Articles of Incorporation of U-Haul Co. of Western North Carolina, the Surviving Corporation, is hereby amended to read as follows:

                                   ARTICLE I

         The name of the corporation shall be U-Haul Co. of North Carolina Executed this 15 day of April, 1986.

                               SURVIVOR: U-Haul  Co.  of Western North Carolina,
                                         a North Carolina Corporation

                                         BY: /s/ Larry Bassett, Jr.
                                             -----------------------------------
                                             Larry Bassett, Jr., President

                                         BY: /s/ Steve Chandler
                                             -----------------------------------
                                             Steve Chandler,  Secretary

                               ABSORBED: U-Haul  Co.  of Eastern North Carolina,
                                         a North Carolina Corporation

                                         By: /s/ Leon Estep
                                             -----------------------------------
                                             Leon Estep, President

                                         By: /s/ Gail L. Edwards
                                             -----------------------------------
                                             Gail L. Edwards, Secretary

                                  Page: 2 of 9

STATE OF NORTH CAROLINA   )
                          )    ss.
COUNTY OF                 )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Leon Estep, Sr., and Gail L. Edwards who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Eastern North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing Instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge. information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                  /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                        NOTARY PUBLIC

         (NOTARIAL SEAL)     My Commission Expires June 26, 1988

                                  Page: 3 of 9

STATE OF NORTH CAROLINA   )
                          )    ss.
COUNTY OF                 )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Larry Bassett, Jr., and Steve Chandler who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing Instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.


         IN WITNESS WHEREOF, I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                   NOTARY PUBLIC

         (NOTARIAL SEAL)     My Commission Expires June 26, 1988

                                  Page: 4 of 9

                                 PLAN OF MERGER

         The Plan of Merger dated this 1st day of April, 1986, entered into by U-Haul Co. of Eastern North Carolina. Absorbed Corporation, and U-Haul Co. of Western North Carolina, Surviving Corporation, both North Carolina corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         1. This Plan of Merger was authorized and adopted by the Board of Directors and approved by the sole shareholder of each Constituent Corporation in accordance with the applicable laws of the State of North Carolina, in which each was formed.

         2. The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  a. All Issued and outstanding shares of stock of Absorbed Corporations shall be cancelled.

                  b. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

         3. Article I of the Articles of Incorporation of U-Haul Co. of Western North Carolina, the Surviving Corporation, is hereby amended to read as follows:

                                    ARTICLE I

           "The name of the corporation shall be U-Haul Co. of North Carolina."

         4. All the property, real and personal, causes of action and every other asset of each of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed; and the Absorbed Corporation hereby specifically assigns to the Surviving Corporation all right, title and Interest in any and all U-Haul Dealership Contracts.

         5. The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability or obligation due or to become due, claim or demand for any cause existing against any such corporation, officer or director thereof, shall be released or Impaired by such merger. No action or proceeding, whether civil or criminal, then pending by or against any Constituent Corporation, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of any Constituent Corporation.

                                  Page: 5 of 9

         6. If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

         7. Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of North Carolina to consummate and make effective the merger subject, however, to the consent of their sole shareholder, and the directors of each Constituent Corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby execute this Plan of Merger this 1st day of April, 1986.

                              SURVIVOR: U-Haul Co. of Western North Carolina,
                                        a North Carolina Corporation

                                        BY: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                                  President

                                        BY: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                                  Secretary

                              ABSORBED: U-Haul Co.  of Eastern North Carolina,
                                        a North Carolina Corporation

                                        BY: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                                  President

                                        BY: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                                  Secretary

STATE OF NORTH CAROLINA    )
                           )    ss.
COUNTY OF                  )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Leon Estep Sr., and Gail L. Edwards who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Eastern North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                      /s/ [ILLEGIBLE]
                                                      --------------------------
                                                           NOTARY PUBLIC

         (NOTARIAL SEAL)

         [ILLEGIBLE]

                                  Page: 7 of 9

STATE OF NORTH CAROLINA    )
                           )  ss.
COUNTY OF                  )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Larry Bassett, Jr., and Steve Chandler who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.


                                                      /s/ [ILLEGIBLE]
                 My Commission Expires June 26, 1988 ---------------------------
                                                            NOTARY PUBLIC

                 (NOTARIAL SEAL)

                                  Page: 8 of 9

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. Lorentz, do hereby certify that I am the duly elected and acting Secretary of AMERCO, a Nevada corporation, and that the following is a true and accurate copy of the resolutions adopted by the Board of Directors at a meeting duly called and held on the 1st day of April, 1986, as the same appears on the books and records of this corporation:

            RESOLVED: That this corporation, being the sole owner of all of the outstanding stock of U-Haul Co. of Eastern North Carolina and U-Haul Co. of Western North Carolina, hereby authorizes and directs that the respective Boards of Directors of said corporations proceed with such actions as will accomplish the merger of said corporations, with U-Haul Co. of Western North Carolina being the survivor corporation, and be it further

            RESOLVED: That in addition to such merger proceedings, the name of the survivor corporation, U-Haul Co. of Western North Carolina, be changed to U-Haul Co. of North Carolina, and be it further

            RESOLVED: That the Secretary of this corporation be and hereby is directed to execute a Certificate of Corporate Resolution to be submitted to the Office of the Secretary of State of North Carolina, attesting to the aforesaid Resolution and certifying that this corporation does hereby vote all of the outstanding stock of said corporation in favor of such merger.

         IN WITNESS WHEREOF, I have set my hand and affixed the seal of this corporation this 1st day of April, 1986.

                                           /s/ John A. Lorentz,
                                               --------------------------------
                                               John A. Lorentz, Secretary

(CORPORATE SEAL)

                                  Page: 9 of 9

                             STATE OF NORTH CAROLINA
[SEAL]                DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

        the original of which was filed in this office on the 14th day of
                                September, 1989.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 5th day of August, 2003

                                           /s/ Elaine F. Marshall
                                               --------------------------------
[SEAL]                                          Secretary of State

                                  Page: 1 of 6

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 14th day of July, 1989, entered into by U-Haul Co. of North Carolina, a North Carolina corporation, the surviving corporation and Raleigh Rental Equipment Repair Shop, Inc., a North Carolina corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation law of the State of North Carolina which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 3101 Petty Road, Durham, North Carolina 27707.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                  Page: 2 of 6

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OP MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                           NUMBER OF SHARES
                      NUMBER OF SHARES         ENTITLED         NUMBER VOTED      NUMBER VOTED
   COMPANY NAME          OUTSTANDING           TO VOTE              FOR              AGAINST
   ------------       ----------------     ----------------     ------------      ------------
U-HAUL CO.
OF NORTH                    500                   500               500               -0-
CAROLINA

RALEIGH RENTAL
EQUIPMENT REPAIR             50                    50                50               -0-
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of North Carolina, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the state of North Carolina.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

        The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                  Page: 3 of 6

                                    Surviving Corporation: U-HAUL CO. OF NORTH
                                                           CAROLINA, a north
                                                           Carolina Corporation

                                    By: /s/ Timothy A. Leichty
                                       --------------------------------------
                                            Timothy A. Leichty, President
Verified

By: /s/ Cassandra Goodman
    --------------------------------
        Cassandra Goodman, Secretary

                                    Absorbed Corporation:  RALEIGH RENTAL
                                                           EQUIPMENT REPAIR
                                                           SHOP, INC., a North
                                                           Carolina Corporation

                                    By: /s/ John M. Dodds
                                       --------------------------------------
                                            John M. Dodds, President
Verified

By: /s/ John A. Lorentz
   --------------------------------
       John A. Lorentz, Secretary

                                  Page: 4 of 6

STATE OF NORTH CAROLINA

COUNTY OP NEW HANOVER

         On this 21st day of July, 1989, before me, the undersigned Notary Public, personally appeared Timothy A. Leichty, known to me to be the President of U-Haul Co. of North Carolina, a North Carolina corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                       /s/ [ILLEGIBLE]
                                       --------------------------------------
(NOTARY SEAL)                           NOTARY PUBLIC

                                           My Commission Expires Nov 10, 1991

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 14th day of July, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds, known to me to be the President of Raleigh Rental Equipment Repair Shop, Inc., a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                       /s/ Blanche I. Passolt
                                       --------------------------------------
                                       NOTARY PUBLIC
(NOTARY SEAL)

                                  Page: 5 of 6

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         On this 28th day of August, 1989, before me, the undersigned Notary Public, personally appeared Cassandra Goodman, known to me to be the Secretary of U-Haul Co. of North Carolina, a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                       /s/ [ILLEGIBLE]
                                       --------------------------------------
(NOTARY SEAL)                           NOTARY PUBLIC

                                           My Commission Expires Nov 10, 1991

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 21st day of August, 1989, before me, the undersigned notary public, personally appeared John A. Lornetz known to me to be the Secretary of Raleigh Rental Equipment Repair Shop, Inc., a North Carolina Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                       /s/ Blanche I. Passolt
                                       --------------------------------------
                                       NOTARY PUBLIC
(NOTARY SEAL)

                                  Page: 6 of 6

                             STATE OF NORTH CAROLINA
[SEAL]                DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

        the original of which was filed in this office on the 14th day of
                                September, 1989.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 5th day of August, 2003

                                           /s/ Elaine F. Marshall
                                               --------------------------------
[SEAL]                                         Secretary of State

                                  Page: 1 of 6

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 14th day of July, 1989, entered into by U-Haul Co. of North Carolina, a North Carolina corporation, the surviving corporation and Hitch World, Inc., a North Carolina corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of North Carolina which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 3101 Petty Road, Durham, North Carolina 27707.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (l) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                  Page: 2 of 6

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                          NUMBER OF SHARES
                     NUMBER OF SHARES         ENTITLED         NUMBER VOTED      NUMBER VOTED
  COMPANY NAME          OUTSTANDING           TO VOTE              FOR              AGAINST
  ------------       ----------------     ----------------     ------------      ------------
U-HAUL CO.
OF NORTH CAROLINA          500                  500                500              -0-

HITCH WORLD, INC.          300                  300                300              -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of North Carolina, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of North Carolina.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                  Page: 3 of 6

                                     Surviving Corporation: U-HAUL CO. OF NORTH
                                                            CAROLINA, a North
                                                            Carolina Corporation


                                     By: /s/ Timothy A. Leichty
                                        --------------------------------------
                                             Timothy A. Leichty, President
Verified

By: /s/Cassandra Goodman
   --------------------------------
       Cassandra Goodman, Secretary

                                     Absorbed corporation: HITCH WORLD, INC.,
                                                          a north Carolina
                                                          Corporation

                                     By: /s/ John A. Lorentz
                                        --------------------------------------
                                           John A. Lorentz, President
Verified

By: /s/ George R. Olds
   --------------------------------
      George R. Olds, Secretary

                                  Page: 4 of 6

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         On this 21st day of July, 1989, before me, the undersigned Notary Public, personally appeared Timothy A. Leichty , known to me to be the President of U-Haul Co. of North Carolina, a North Carolina corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same, and that the statements therein contained are true.

                                       /s/ [ILLEGIBLE]
                                       --------------------------------------
(NOTARY SEAL)                           NOTARY PUBLIC

                                           My Commission Expires Nov 10, 1991

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 14th day of July, 1989, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of Hitch World, Inc., a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                       /s/ Blanche I. Passolt
                                       --------------------------------------
                                       NOTARY PUBLIC
(NOTARY SEAL)

                                  Page: 5 of 6

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         On this 28th day of August, 1989, before me, the undersigned Notary Public, personally appeared Cassandra Goodman, known to me to be the Secretary of U-Haul Co. of North Carolina, a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true
                                       /s/ [ILLEGIBLE]
                                       --------------------------------------
                                        NOTARY PUBLIC

(NOTARY SEAL)
                                          My Commission Expires Nov 10, 1991

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 21st day of August, 1989, before me, the undersigned Notary Public, personally appeared George R. Olds known to me to be the Secretary of Hitch World, Inc., a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                       /s/ Blanche I. Passolt
                                       --------------------------------------
                                       NOTARY PUBLIC
(NOTARY SEAL)

                                  Page: 6 of 6

[LOGO]                       STATE OF NORTH CAROLINA
                      DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

  the original of which was filed in this office on the 28th day of September,
                                      1989.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed my official seal at the
                                    City of Raleigh, this 5th day of August,
                                    2003
[LOGO]
                                             /s/ Elaine F. Marshall

                                            Secretary of State

Page: 1 of 6

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 14th day of July, 1989, entered into by U-Haul Co. of North Carolina, a North Carolina corporation, the surviving corporation and Charlotte Rental Equipment Repair Shop, Inc., a North Carolina corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of North Carolina which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 3101 Petty Road, Durham, North Carolina 27707.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

Page: 2 of 6

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                        NUMBER OF
                       NUMBER OF         SHARES       NUMBER    NUMBER
      COMPANY           SHARES          ENTITLED      VOTED      VOTED
       NAME          OUTSTANDING         TO VOTE       FOR      AGAINST
-----------------------------------------------------------------------
U-HAUL CO.
OF NORTH                  500               500          500      -0-
CAROLINA

CHARLOTTE
RENTAL EQUIPMENT        7,500             7,500        7,500      -0-
REPAIR SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of North Carolina, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of North Carolina.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

Page: 3 of 6

                                Surviving Corporation:  U-HAUL CO. OF NORTH
                                                        CAROLINA, a North
                                                        Carolina Corporation

                                By: /s/ Timothy A. Leichty
                                    --------------------------------------------
                                    Timothy A. Leichty, President

Verified

By: /s/ Cassandra Goodman
    ---------------------------------------------
    Cassandra Goodman, Secretary

                                Absorbed Corporation:   CHARLOTTE RENTAL
                                                        EQUIPMENT REPAIR
                                                        SHOP, INC., a North
                                                        Carolina Corporation

                                By: /s/ David J. Arthur
                                    --------------------------------------------
                                    David J. Arthur, President

Verified

By: /s/ Walter P. Hall
    ---------------------------------------------
    Walter P. Hall, Secretary

                                   Page: 4 of 6

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         On this 21st day of July, 1989, before me, the undersigned Notary Public, personally appeared Timothy A. Leichty , known to me to be the President of U-Haul Co. of North Carolina, a North Carolina corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    NOTARY PUBLIC

         (NOTARY SEAL)

                       My Commission Expires Nov 10, 1991

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         On this 21st day of July, 1989, before me, the undersigned Notary Public, personally appeared David J. Arthur, known to me to be the President of Charlotte Rental Equipment Repair Shop, Inc., a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    NOTARY PUBLIC

         (NOTARY SEAL)

                       My Commission Expires Nov 10, 1991

Page: 5 of 6

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         On this 28th day of August, 1989, before me, the undersigned Notary Public, personally appeared Cassandra Goodman, known to me to be the Secretary of U-Haul Co. of North Carolina, a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    NOTARY PUBLIC

         (NOTARY SEAL)

                       My Commission Expires Nov 10, 1991

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         On this       day of August, 1989, before me, the undersigned Notary
Public, personally appeared Walter P. Hall known to me to be the Secretary of Charlotte Rental Equipment Repair Shop, Inc., a North Carolina corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same., and that the statements therein contained are true.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    NOTARY PUBLIC

         (NOTARY SEAL)

                       My Commission Expires Nov 10, 1991

Page: 6 of 6

[LOGO]                      STATE OF NORTH CAROLINA
                      DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                              ARTICLES OF AMENDMENT

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

   the original of which was filed in this office on the 18th day of December,
                                      1975.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed my official seal at the
                                    City of Raleigh, this 5th day of August,
                                    2003
[LOGO]
                                                /s/ Elaine F. Marshall

                                              Secretary of State

Page: 1 of 9

                               ARTICLES OF MERGER

                                       OF

                      U-HAUL CO. OF CENTRAL NORTH CAROLINA

                                      INTO

                        U-HAUL CO. OF WESTERN CAROLINAS

                           UNDER SECTION 55-109 OF THE

                     NORTH CAROLINA BUSINESS CORPORATION ACT

         The Plan of Merger which is attached hereto and by reference incorporated herein was approved by the directors and the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of North Carolina.

         The number of shares outstanding, the number of shares entitled to vote upon such Plan of Merger, and the number of shares voted for and against such Plan as to each of the Constituent Corporations are as follows:

(1) U-Haul Co. of Central north Carolina:

Number of Shares     Number of Shares      Number        Number
  Outstanding        Entitled To Vote    Voted For   Voted Against
----------------     ----------------    ---------   -------------
      500                  500              500           NONE

(2) U-Haul Co. of Western Carolinas:

Number Of Shares     Number Of Shares      Number       Number
  Outstanding        Entitled To Vote    Voted For   Voted Against
----------------     ----------------    ---------   -------------
      500                   500             500           NONE

         Article I of the Articles of Incorporation of U-Haul Co. of Western Carolinas the Surviving Corporation, is hereby amended to read as follows:

                                   "ARTICLE I

                  The name of the corporation shall be U-Haul Co. of Western North Carolina."

         Executed this 9 day of Dec., 1975

Page: 2 of 9

                                SURVIVOR:       U-Haul Co. of Western Carolinas,
                                                a North Carolina corporation

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       President

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       Secretary

                                ABSORBED:       H-Haul Co. of Central North
                                                Carolina, a North Carolina
                                                corporation

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       President

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       Secretary

Page: 3 of 9

                                 PLAN OF MERGER

         This Plan of Merger dated this 12th day of September, 1975, entered into by U-Haul Co. of Central North Carolina, Absorbed Corporation, and U-Haul Co. of Western Carolinas, Surviving Corporation, both North Carolina corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         1. This Plan of Merger was authorized and adopted by the Board of Directors and approved by the sole shareholder of each Constituent Corporation in accordance with the applicable laws of the State of North Carolina, in which each was formed.

         2. The provisions for handling the shares of stock of the Con-stituent Corporations are as follows:

                  a. All issued and outstanding shares of stock of Absorbed Corporations shall be cancelled.

                  b. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

         3. Article I of the Articles of Incorporation of U-Haul Co. of Western Carolinas, the Surviving Corporation, is hereby amended to read as follows:

                                   "ARTICLE I

                  The name of the corporation shall be U-Haul Co. of Western North Carolina."

         4. All the property, real and personal, causes of action and every other asset of each of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed; and the Absorbed Corporation hereby specifically assigns to the Surviving Corporation all right, title and Interest in any and all U-Haul Dealership Contracts.

         5. The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability or obligation due or to become due, claim or demand for any cause existing against any such corporation, officer or director thereof, shall be released or impaired by such merger. No action or proceeding, whether civil or criminal, then pending by or

Page: 4 of 9
against any Constituent Corporation, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of any Constituent Corporation.

         6. If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

         7. Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of North Carolina to consummate and make effective the merger subject, however, to the consent of their sole shareholder, and the directors of each Constituent Corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         In Witness Whereof the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby execute this Plan of Merger this 12th day of September, 1975.

                                SURVIVOR:       U-Haul Co. of Western Carolinas,
                                                a North Carolina corporation

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       President

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       Secretary

                                ABSORBED:       U-Haul Co. of Central North
                                                Carolina, a North Carolina
                                                corporation

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       President

                                                By  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       Secretary

Page: 5 of 9

STATE OF NORTH CAROLINA         )
                                ) ss.
COUNTY OF                       )

         On this the 9 day of Dec., 1975 before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Central
North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge,information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public

                                My commission expires Sept. 17, 1978

(NOTARIAL SEAL)

Page: 6 of 9

STATE OF                        )
                                ) ss.
COUNTY OF                       )

         On this the 9 day of Dec., 1975 before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE], who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Central North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public

                                My commission expires Sept. 17, 1978

(NOTARIAL SEAL)

Page: 7 of 9

STATE OF                        )
                                ) ss.
COUNTY OF                       )

         On this the 9 day of Dec., 1975 before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western Carolinas, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public

                                My commission expires Sept. 17, 1978

(NOTARIAL SEAL)

Page: 8 of 9

STATE OF NORTH CAROLINA         )
                                ) ss.
COUNTY OF                       )

         On this the 9 day of Dec., 1975 before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE] who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western Carolinas, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public

                                My commission expires Sept. 17, 1978

(NOTARIAL SEAL)

Page: 9 of 9

                             STATE OF NORTH CAROLINA
                      DEPARTMENT OF THE SECRETARY OF STATE

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

  I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                              ARTICLES OF AMENDMENT

                                       OF

                          U-HAUL CO. OF NORTH CAROLINA

  the original of which was filed in this office on the 12th day of May, 1986.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed my official seal at the
                                    City of Raleigh, this 5th day of August,
                                    2003

                                                 /s/ Elaine F. Marshall

                                               Secretary of State

Page: 1 of 9

                               ARTICLES OF MERGER

                                       FOR

                      U-HAUL CO. OF EASTERN NORTH CAROLINA

                                       AND

                      U-HAUL CO. OF WESTERN NORTH CAROLINA

         The Plan of Merger which is attached hereto and by reference incorporated herein was approved by the directors and the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of North Carolina.

         The number of shares outstanding, the number of shares entitled to vote upon such Plan of Merger, and the number of shares voted for and against such Plan as to each of the Constituent Corporations are as follows:

                      U-HAUL CO. OF EASTERN NORTH CAROLINA

Number of Shares     Number of Shares      Number        Number
  outstanding        Entitled to Vote    Voted For   Voted Against
------------------------------------------------------------------
      500                  500              500            -0

                      U-HAUL CO. OF WESTERN NORTH CAROLINA

Number of Shares     Number of Shares      Number        Number
  outstanding        Entitled to Vote    Voted For   Voted Against
------------------------------------------------------------------
      500                  500              500            -0

         Article I of the Articles of Incorporation of U-Haul Co. of Western North Carolina, the Surviving Corporation, is hereby amended to read as follows:

                                    ARTICLE I

         The name of the corporation shall be U-Haul Co. of North Carolina Executed this 15 day of April, 1986.

                              SURVIVOR:  U-Haul Co. of Western North Carolina,
                                         a North Carolina Corporation

                                         By: /s/ Larry Bassett
                                             ---------------------------------
                                             Larry Bassett, Jr., President

                                         BY: /s/ Steve Chandler
                                             ---------------------------------
                                             Steve Chandler, Secretary

                              ABSORBED:  U-Haul Co. of Eastern North Carolina.
                                         a North Carolina Corporation

                                         BY: /s/ Leon Estep
                                             ---------------------------------
                                             Leon Estep, President

                                         BY: /s/ Gail L. Edwards
                                             ---------------------------------
                                             Gail L. Edwards, Secretary

Page: 2 of 9

STATE OF NORTH CAROLINA         )
                                ) ss.
COUNTY OF                       )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Leon Estep, Sr., and Gail L. Edwards who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Eastern North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                        /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                            NOTARY PUBLIC

                       My Commission Expires June 26, 1988

         (NOTARIAL SEAL)

Page: 3 of 9

STATE OF NORTH CAROLINA         )
                                ) ss.
COUNTY OF                       )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Larry Bassett, Jr., and Steve Chandler who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge. information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                        /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                            NOTARY PUBLIC

                       My Commission Expires June 26, 1988

         (NOTARIAL SEAL)

Page: 4 of 9

                                 PLAN OF MERGER

         The Plan of Merger dated this 1st day of April, 1986, entered into by U-Haul Co. of Eastern North Carolina, Absorbed Corporation, and U-Haul Co. of Western North Carolina. Surviving Corporation, both North Carolina corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         1. This Plan of Merger was authorized and adopted by the Board of Directors and approved by the sole shareholder of each Constituent Corporation in accordance with the applicable laws of the State of North Carolina, in which each was formed.

         2. The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                   a. All issued and outstanding shares of stock of Absorbed Corporations shall be cancelled.

                   b. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

         3. Article I of the Articles of Incorporation of U-Haul Co. of Western North Carolina, the Surviving Corporation, is hereby amended to read as follows:

                                    ARTICLE I

                  "The name of the corporation shall be U-Haul Co. of North Carolina."

         4. All the property, real and personal, causes of action and every other asset of each of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed; and the Absorbed Corporation hereby specifically assigns to the Surviving Corporation all right, title and interest in any and all U-Haul Dealership Contracts.

         5. The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability or obligation due or to become due, claim or demand for any cause existing against any such corporation, officer or director thereof, shall be released or impaired by such merger. No action or proceeding, whether civil or criminal, then pending by or against any Constituent Corporation, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of any Constituent Corporation.

Page: 5 of 9

         6. If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

         7. Each of th Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of North Carolina to consummate and make effective the merger subject, however, to the consent of their sole shareholder, and the directors of each Constituent Corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby execute this Plan of Merger this 1st day of April, 1986.

                                 SURVIVOR: U-Haul Co. of Western North Carolina,
                                           a North Carolina Corporation

                                           BY: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                                   President

                                           BY: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                                   Secretary

                                 ABSORBED: U-Haul Co. of Eastern North Carolina,
                                           a North Carolina Corporation

                                           BY: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                                   President

                                           BY: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                                   Secretary

Page: 6 of 9

STATE OF NORTH CAROLINA     )
                            )      ss.
COUNTY OF                   )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Leon Estep, Sr., and Gail L. Edwards who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Eastern North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                              /s/      [ILLEGIBLE]
                                           ------------------------------------
                                                      NOTARY PUBLIC

                  (NOTARIAL SEAL)

                   Comm. expires

Page: 7 of 9

STATE OF NORTH CAROLINA    )
                           )  ss.
COUNTY OF                  )

         On this 15 day of April, 1986 before me, the undersigned Notary Public, appeared Larry Bassett, Jr., and Steve Chandler who, being duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Western North Carolina, a North Carolina corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that said instrument was signed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purpose therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                           /s/   [ILLEGIBLE]
                                                       -------------------------
                 My commission Expires June 26, 1988            NOTARY PUBLIC

                 (NOTARIAL SEAL)

Page: 8 of 9

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. Lorentz, do hereby certify that I am the duly elected and acting Secretary of AMERCO, a Nevada corporation, and that the following is a true and accurate copy of the resolutions adopted by the Board of Directors at a meeting duly called and held on the 1st day of April, 1986, as the same appears on the books and records of this corporation:

                  RESOLVED: That this corporation, being the sole owner of all of the outstanding stock of U-Haul Co. of Eastern North Carolina and U-Haul Co. of Western North Carolina, hereby authorizes and directs that the respective Boards of Directors of said corporations proceed with such actions as will accomplish the merger of said corporations, with U-Haul Co. of Western North Carolina being the survivor corporation, and be it further

                  RESOLVED: That in addition to such merger proceedings, the name of the survivor corporation, U-Haul Co. of Western North Carolina, be changed to U-Haul Co. of North Carolina, and be it further

                  RESOLVED: That the Secretary of this corporation be and hereby is directed to execute a Certificate of Corporate Resolution to be submitted to the Office of the Secretary of State of North Carolina, attesting to the aforesaid Resolution and certifying that this corporation does hereby vote all of the outstanding stock of said corporation in favor of such merger.

         IN WITNESS WHEREOF, I have set my hand and affixed the seal of this corporation this 1st day of April, 1986.

                                             /s/ John A. Lorentz
                                          --------------------------------------
                                                 John A. Lorentz, Secretary

         (CORPORATE SEAL)

Page: 9 of 9